UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02739 and 811-10179

Name of Fund: BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Basic Value Fund, Inc. and Master Basic Value LLC, 55 East 52nd Street, New York, NY
10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2011

Date of reporting period: 06/30/2011

Item 1 – Report to Stockholders

June 30, 2011

Annual Report

BlackRock Basic Value Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for finan-
cial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors contemplated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action.
Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011.Accordingly, the below discussion is intended to provide you with perspective on the performance of your invest-
ments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year.The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets.
The second-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for
yield.The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board
(the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve.While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter.The tax-
exempt municipal market faced additional headwinds as it became evident that the Build America
Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environ-
ment and yields regained relative stability in 2011.The tax-exempt market saw relief from its head-
winds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep interest rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to default-
ing on its debt.This development rekindled fears about the broader debt crisis and its further conta-
gion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with economic data. Investors pulled back from riskier assets and stocks generally declined throughout most of May and June, but year-to-date performance in global equity markets was posi-
tive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Markets generally moved higher
despite heightened volatility
during the reporting period.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2011	6-month	12-month
US large cap equities	6.02%	30.69%
(S&P 500® Index)
US small cap equities	6.21	37.41
(Russell 2000® Index)
International equities	4.98	30.36
(MSCI Europe,Australasia,
Far East Index)
Emerging market equities	0.88	27.80
(MSCI Emerging Markets Index)
3-month Treasury bill	0.08	0.16
(BofA Merrill Lynch 3-Month
Treasury Bill Index)
US Treasury securities	3.26	1.88
(BofA Merrill Lynch 10-Year
US Treasury Index)
US investment grade bonds	2.72	3.90
(Barclays Capital US Aggregate
Bond Index)
Tax-exempt municipal bonds	4.42	3.48
(Barclays Capital Municipal
Bond Index)
US high yield bonds	4.98	15.53
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results.
Index performance is shown for illustrative purposes only.
You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of June 30, 2011 BlackRock Basic Value Fund, Inc.

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

How did the Fund perform?
• For the 12-month period ended June 30, 2011, the Fund, through its investment in Master Basic Value LLC (the “Master LLC”), posted double-
digit positive returns. However, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index.
The following discussion of relative performance pertains to the Russell
1000® Value Index.

What factors influenced performance?
• Stock selection was rewarding in the energy sector, where oil companies such as Halliburton Co., Exxon Mobile Corp. and Peabody Energy Corp.
had a positive impact on performance. In financials, holdings in com-
mercial banks and insurance companies benefited returns, as did the avoidance of Berkshire Hathaway, Inc. The materials sector also offered positive contributors, including Alcoa, Inc. The Master LLC’s underweight allocation (relative to the Russell 1000® Value Index composition) to the utilities sector proved beneficial. Within industrials, exposure to the construction & engineering, industrial conglomerates and aerospace
& defense industries enhanced performance. Holdings in Fluor Corp.
and Honeywell International, Inc. were particularly rewarding.

• The Master LLC’s holdings in the information technology (IT) sector detracted from relative performance. In particular, exposure to computers
& peripherals, electronic equipment and semiconductors through hold-
ings such as Hewlett-Packard Co., Micron Technology, Inc. and Intel Corp.
had a negative impact. In consumer staples, stock selection among food products companies disappointed. Wireless telecommunication services holdings such as Sprint Nextel Corp. and Verizon Communications, Inc.
also did not perform as anticipated.

Describe recent portfolio activity.
• During the 12-month period, we increased exposure to the health care sector with the addition of Amgen, Inc., Medtronic, Inc., Baxter
International, Inc. and Aetna, Inc. New positions in other sectors included Aflac, Inc., Delta Airlines, Inc., Jacobs Engineering Group, Inc.,
Lockheed Martin Corp., General Motors Co., Micron Technology, Inc.,
Corning, Inc., Archer-Daniels-Midland Co. and CVS Caremark Corp.
Meanwhile, we reduced exposure to energy, consumer staples, IT and consumer discretionary. Notable sales during the period included
Occidental Petroleum Corp., Hewlett-Packard Co., Intel Corp. and LAM
Research Corp.

Describe portfolio positioning at period end.
• Relative to the Russell 1000® Value Index, the Master LLC ended the period overweight in IT, materials, health care and industrials;
underweight in financials, utilities, consumer discretionary and tele-
communication services; and neutral in consumer staples and energy.

• The economy has improved, but trails the level of growth typically seen at this point in the economic cycle. Unemployment remains high, state, local and federal budget deficits are worrisome, and the financial system is still fragile. Meanwhile, political turmoil in the Middle East and North
Africa has impacted oil prices and natural disasters in Japan have dis-
rupted supply chains. These concerns are somewhat off-set by improving consumer confidence, continued reasonable valuations in equity mar-
kets, cash-heavy US corporate balance sheets and a more business-
friendly tone from Washington, DC. Given this backdrop, the Master LLC maintains cyclical exposure through its IT holdings, balanced with more defensive positions in consumer staples and health care. We favor large-cap companies and companies that have a greater exposure to global growth.

• On March 18, 2011, the Board of Directors of the Fund approved a plan of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Focus Value
Fund, Inc. (“Focus Value Fund”) in exchange for newly issued shares of the Fund. At a shareholder meeting on August 25, 2011, shareholders of the Focus Value Fund approved the plan of reorganization.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

4 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including investment advisory and administration fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in equity securities, that management of the Master LLC believes are undervalued, which means that their prices are less than management of the Master LLC believes they are worth.
3 This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New YorkStock
Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
4 This index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended June 30, 2011

				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.70%	28.76%	N/A	2.91%	N/A	4.12%	N/A
Investor A	4.57	28.36	21.62%	2.62	1.51%	3.84	3.28%
Investor B	4.08	27.15	22.65	1.71	1.40	3.17	3.17
Investor C	4.16	27.36	26.36	1.79	1.79	3.01	3.01
Class R	4.35	27.89	N/A	2.25	N/A	3.57	N/A
S&P 500® Index	6.02	30.69	N/A	2.94	N/A	2.72	N/A
Russell 1000® Value Index	5.92	28.94	N/A	1.15	N/A	3.99	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 5

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.
• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).
• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee
benefit plans.
• Investor C Shares are subject to 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%
per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to January 3,
2003, Class R Share performance results are those of Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvest-
ment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and
(b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of
$1,000 invested on January 1, 2011 and held through June 30, 2011)
is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Ratio
Institutional	$1,000.00	$1,047.00	$2.79	$1,000.00	$1,022.07	$2.76	0.55%
Investor A	$1,000.00	$1,045.70	$4.21	$1,000.00	$1,020.68	$4.16	0.83
Investor B	$1,000.00	$1,040.80	$8.86	$1,000.00	$1,016.12	$8.75	1.75
Investor C	$1,000.00	$1,041.60	$8.30	$1,000.00	$1,016.66	$8.20	1.64
Class R	$1,000.00	$1,043.50	$6.18	$1,000.00	$1,018.74	$6.11	1.22

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average accountvalue over the period, multiplied by 181/365
(to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expensesof both the Fund and the Master LLC in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Statement of Assets and Liabilities	BlackRock Basic Value Fund, Inc.
June 30, 2011
Assets
Investments at value — Master Basic Value LLC (the “Master LLC”) (cost — $3,602,583,743)	$ 4,771,677,588
Withdrawals receivable from the Master LLC	5,056,370
Capital shares sold receivable	4,791,486
Prepaid expenses	17,062
Total assets	4,781,542,506
Liabilities
Capital shares redeemed payable	9,847,856
Service and distribution fees payable	785,697
Other affiliates payable	26,062
Officer’s fees payable	3,519
Other accrued expenses payable	1,151,603
Total liabilities	11,814,737
Net Assets	$ 4,769,727,769
Net Assets Consist of
Paid-in capital	3,663,817,810
Undistributed net investment income	31,232,577
Accumulated net realized loss allocated from the Master LLC	(94,416,463)
Net unrealized appreciation/depreciation allocated from the Master LLC	1,169,093,845
Net Assets	$ 4,769,727,769
Net Asset Value
Institutional — Based on net assets of $2,552,925,905 and 94,757,227 shares outstanding, 400 million shares authorized, $0.10 par value	$ 26.94
Investor A — Based on net assets of $1,652,158,739 and 61,767,306 shares outstanding, 200 million shares authorized, $0.10 parvalue	$ 26.75
Investor B — Based on net assets of $75,481,014 and 2,873,021 shares outstanding, 400 million shares authorized, $0.10 par value	$ 26.27
Investor C — Based on net assets of $465,007,390 and 18,581,062 shares outstanding, 200 million shares authorized, $0.10 par value	$ 25.03
Class R — Based on net assets of $24,154,721 and 932,779 shares outstanding, 400 million shares authorized, $0.10 par value	$ 25.90

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 7

Statement of Operations	BlackRock Basic Value Fund, Inc.
Year Ended June 30, 2011
Investment Income
Net investment income allocated from the Master LLC:
Dividends	$ 98,784,426
Foreign taxes withheld	(710,120)
Securities lending — affiliated	167,774
Dividends — affiliated	61,868
Expenses	(20,050,242)
Fees waived	25,870
Total income	78,279,576
Expenses
Service — Investor A	4,121,943
Service and distribution — Investor B	917,212
Service and distribution — Investor C	4,652,995
Service and distribution — Class R	123,712
Transfer agent — Institutional	2,528,555
Transfer agent — Investor A	2,476,763
Transfer agent — Investor B	335,767
Transfer agent — Investor C	1,016,412
Transfer agent — Class R	72,472
Printing	205,219
Registration	103,431
Professional	74,287
Officer	4,528
Miscellaneous	31,849
Total expenses	16,665,145
Net investment income	61,614,431
Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments	512,539,886
Net change in unrealized appreciation/depreciation on investments	532,564,108
Total realized and unrealized gain	1,045,103,994
Net Increase in Net Assets Resulting from Operations	$ 1,106,718,425

See Notes to Financial Statements.

8 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Statements of Changes in Net Assets	BlackRock Basic Value Fund, Inc.
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$ 61,614,431	$ 71,226,921
Net realized gain	512,539,886	123,648,030
Net change in unrealized appreciation/depreciation	532,564,108	343,495,707
Net increase in net assets resulting from operations	1,106,718,425	538,370,658
Dividends to Shareholders From
Net investment income:
Institutional	(40,230,227)	(41,476,697)
Investor A	(21,399,545)	(29,906,916)
Investor B	(132,042)	(1,032,003)
Investor C	(2,950,050)	(5,255,684)
Class R	(288,850)	(328,911)
Net decrease in net assets resulting from dividends to shareholders	(65,000,714)	(78,000,211)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(225,379,727)	(243,757,942)
Net Assets
Total increase in net assets	816,337,984	216,612,505
Beginning of year	3,953,389,785	3,736,777,280
End of year	$4,769,727,769	$3,953,389,785
Undistributed net investment income	$ 31,232,577	$ 34,618,860

See Notes to Financial Statements

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 9

Financial Highlights								BlackRock Basic Value Fund, Inc.
			Institutional					Investor A
		Year Ended June 30,					Year Ended June 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning
of year	$ 21.27	$ 18.99	$ 26.12	$ 33.96	$ 32.87	$ 21.12	$ 18.86	$ 25.94	$ 33.78	$ 32.69
Net investment income[1]	0.40	0.43	0.50	0.54	0.55	0.32	0.36	0.44	0.45	0.46
Net realized and unrealized
gain (loss)	5.68	2.31	(6.60)	(6.28)	6.98	5.64	2.30	(6.56)	(6.24)	6.95
Net increase (decrease) from
investment operations	6.08	2.74	(6.10)	(5.74)	7.53	5.96	2.66	(6.12)	(5.79)	7.41
Dividends and
distributions from:
Net investment income .	(0.41)	(0.46)	(0.57)	(0.28)	(0.80)	(0.33)	(0.40)	(0.50)	(0.23)	(0.68)
Net realized gain	—	—	(0.46)	(1.82)	(5.64)	—	—	(0.46)	(1.82)	(5.64)
Total dividends and
distributions	(0.41)	(0.46)	(1.03)	(2.10)	(6.44)	(0.33)	(0.40)	(0.96)	(2.05)	(6.32)
Net asset value, end
of year	$ 26.94	$ 21.27	$ 18.99	$ 26.12	$ 33.96	$ 26.75	$ 21.12	$ 18.86	$ 25.94	$ 33.78
Total Investment Return[2]
Based on net asset value	28.76%	14.28%	(23.67)%	(17.84)%	25.11%	28.36%	13.97%	(23.93)%	(18.08)%	24.81%
Ratios to Average Net Assets[3]
Total expenses	0.55%[4]	0.55%	0.58%	0.53%	0.54%	0.84%[4]	0.86%	0.89%	0.82%	0.80%
Net investment income	1.57%[4]	1.93%	2.54%	1.76%	1.63%	1.28%[4]	1.62%	2.24%	1.48%	1.37%
Supplemental Data
Net assets, end of
year (000)	$ 2,552,926 $ 1,956,794		$1,747,444	$2,721,795	$4,071,437	$1,652,159	$1,461,423	$1,388,725	$2,026,095	$2,759,567
Portfolio turnover of
the Master LLC	64%	48%	38%	45%	31%	64%	48%	38%	45%	31%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
3 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
4 Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Financial Highlights (continued)								BlackRock Basic Value Fund, Inc.
			Investor B					Investor C
		Year Ended June 30,					Year Ended June 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning
of year	$ 20.69	$ 18.45	$ 25.30	$ 33.10	$ 32.00	$ 19.78	$ 17.70	$ 24.37	$ 31.97	$ 31.15
Net investment income[1]	0.08	0.16	0.26	0.19	0.19	0.11	0.17	0.26	0.19	0.19
Net realized and unrealized
gain (loss)	5.53	2.23	(6.41)	(6.10)	6.80	5.29	2.15	(6.17)	(5.87)	6.60
Net increase (decrease) from
investment operations	5.61	2.39	(6.15)	(5.91)	6.99	5.40	2.32	(5.91)	(5.68)	6.79
Dividends and
distributions from:
Net investment income .	(0.03)	(0.15)	(0.24)	(0.07)	(0.25)	(0.15)	(0.24)	(0.30)	(0.10)	(0.33)
Net realized gain	—	—	(0.46)	(1.82)	(5.64)	—	—	(0.46)	(1.82)	(5.64)
Total dividends and
distributions	(0.03)	(0.15)	(0.70)	(1.89)	(5.89)	(0.15)	(0.24)	(0.76)	(1.92)	(5.97)
Net asset value, end
of year	$ 26.27	$20.69	$ 18.45	$ 25.30	$ 33.10	$ 25.03	$ 19.78	$ 17.70	$ 24.37	$ 31.97
Total Investment Return[2]
Based on net asset value	27.15%	12.88%	(24.60)%	(18.76)%	23.82%	27.36%	13.01%	(24.57)%	(18.71)%	23.83%
Ratios to Average Net Assets[3]
Total expenses	1.81%[4]	1.79%	1.79%	1.66%	1.59%	1.66%[4]	1.68%	1.72%	1.62%	1.58%
Net investment income	0.32%[4]	0.73%	1.34%	0.62%	0.59%	0.46%[4]	0.80%	1.40%	0.68%	0.59%
Supplemental Data
Net assets, end of
year (000)	$ 75,481	$ 101,508	$ 168,115	$ 389,812	$ 729,334	$ 465,007	$ 413,806	$ 413,576	$ 675,654	$ 906,972
Portfolio turnover of
the Master LLC	64%	48%	38%	45%	31%	64%	48%	38%	45%	31%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
3 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
4 Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 11

Financial Highlights (concluded)			BlackRock Basic Value Fund, Inc.
			Class R
		Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 20.48	$ 18.31	$ 25.19	$ 32.92	$ 31.98
Net investment income[1]	0.23	0.27	0.35	0.33	0.35
Net realized and unrealized gain (loss)	5.46	2.23	(6.37)	(6.06)	6.79
Net increase (decrease) from investment operations	5.69	2.50	(6.02)	(5.73)	7.14
Dividends and distributions from:
Net investment income	(0.27)	(0.33)	(0.40)	(0.18)	(0.56)
Net realized gain	—	—	(0.46)	(1.82)	(5.64)
Total dividends and distributions	(0.27)	(0.33)	(0.86)	(2.00)	(6.20)
Net asset value, end of year	$ 25.90	$ 20.48	$ 18.31	$ 25.19	$ 32.92
Total Investment Return[2]
Based on net asset value	27.89%	13.51%	(24.21)%	(18.37)%	24.46%
Ratios to Average Net Assets[3]
Total expenses	1.23%[4]	1.22%	1.29%	1.18%	1.09%
Net investment income	0.93%[4]	1.27%	1.83%	1.12%	1.08%
Supplemental Data
Net assets, end of year (000)	$ 24,155	$ 19,858	$ 18,918	$ 27,849	$ 39,143
Portfolio turnover of the Master LLC	64%	48%	38%	45%	31%

1 Based on average shares outstanding.
2 Where applicable, total investment returns include the reinvestment of dividends and distributions.
3 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
4 Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Notes to Financial Statements BlackRock Basic Value Fund, Inc.

1. Organization and Significant Accounting Policies:
BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master
Basic Value LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The Fund is organized as a
Maryland corporation. The value of the Fund's investment in the Master
LLC reflects the Fund's proportionate interest in the net assets of the
Master LLC. The performance of the Fund is directly affected by the per-
formance of the Master LLC. The percentage of the Master LLC owned by the Fund at June 30, 2011 was 99.4%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the
Fund’s financial statements. The Fund’s financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares.
Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribu-
tion of such shares. Investor B Shares automatically convert to Investor
A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing share-
holders or for purchase by certain qualified employee benefit plans.
Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that
Investor B shareholders may vote on material changes to the Investor A distribution plan).

Reorganization: On March 18, 2011, the Board of Directors of the
Fund approved a plan of reorganization, whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of
BlackRock Focus Value Fund, Inc. (“Focus Value Fund”) in exchange for newly issued shares of the Fund.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The
Fund’s policy is to fair value its financial instruments at market value.
The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC.
Valuation of securities held by the Master LLC, is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included else-
where in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records daily its propor-
tionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses, and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended June 30, 2011. The statutes of limitations on the
Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions
with Affiliates:
The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank
PLC (“Barclays”) are the largest stockholders of BlackRock, Inc.
("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Fund entered into an Administration Agreement with BlackRock
Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 13

Notes to Financial Statements (continued) BlackRock Basic Value Fund, Inc.

of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). Currently the Fund pays the
Administrator no fees pursuant to the agreement. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in
accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund, as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended June 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $62,182.

For the year ended June 30, 2011, affiliates received the following con-
tingent deferred sales charges relating to transactions in Investor B and
Investor C Shares:

Investor B	$53,272
Investor C	$34,045

Furthermore, affiliates received contingent deferred sale charges of
$1,455 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Administrator maintains a call center, which is responsible for provid-
ing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instruc-
tions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2011, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the
Statement of Operations:

Institutional	$ 8,496
Investor A	$11,828
Investor B	$ 1,146
Investor C	$ 4,270
Class R	$ 126

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax information:
The tax character of distributions paid during the fiscal years ended June
30, 2011 and June 30, 2010 was as follows:

	6/30/2011	6/30/2010
Ordinary income	$ 65,000,714	$ 78,000,211

As of June 30, 2011, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$ 31,232,577
Capital loss carryforwards	(23,271,548)
Net unrealized gains*	1,097,948,930
Total	$1,105,909,959

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles.

As of June 30, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

Expires June 30,
2018	$ 23,271,548
Total	$ 23,271,548

Under the recently enacted Regulated Investment Company
Modernization Act of 2010, capital losses incurred by the Fund after
June 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

14 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Notes to Financial Statements (concluded) BlackRock Basic Value Fund, Inc.

4. Capital Share Transactions:
Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	25,664,034	$ 640,026,594	15,085,675	$ 342,973,218
Shares issued to shareholders in reinvestment of dividends	315,771	7,783,747	1,661,823	37,724,578
Total issued	25,979,805	647,810,341	16,747,498	380,697,796
Shares redeemed	(23,206,150)	(586,598,633)	(16,789,471)	(379,459,975)
Net increase (decrease)	2,773,655	$ 61,211,708	(41,973)	$ 1,237,821
Investor A
Shares sold and automatic conversion of shares	10,647,181	$ 272,625,680	14,106,684	$ 316,136,899
Shares issued to shareholders in reinvestment of dividends	122,027	2,990,893	1,211,107	27,334,997
Total issued	10,769,208	275,616,573	15,317,791	343,471,896
Shares redeemed	(18,207,986)	(456,463,030)	(19,736,172)	(444,119,558)
Net decrease	(7,438,778)	$ (180,846,457)	(4,418,381)	$ (100,647,662)
Investor B
Shares sold	236,805	$ 5,840,044	481,054	$ 10,503,230
Shares issued to shareholders in reinvestment of dividends	458	11,088	42,111	936,132
Total issued	237,263	5,851,132	523,165	11,439,362
Shares redeemed and automatic conversion of shares	(2,269,525)	(55,234,028)	(4,730,521)	(103,100,199)
Net decrease	(2,032,262)	$ (49,382,896)	(4,207,356)	$ (91,660,837)
Investor C
Shares sold	1,997,294	$ 47,352,774	2,055,828	$ 43,471,351
Shares issued to shareholders in reinvestment of dividends	12,234	281,869	222,093	4,717,356
Total issued	2,009,528	47,634,643	2,277,921	48,188,707
Shares redeemed	(4,345,976)	(102,548,496)	(4,724,884)	(99,500,217)
Net decrease	(2,336,448)	$ (54,913,853)	(2,446,963)	$ (51,311,510)
Class R
Shares sold	490,355	$ 11,891,407	353,135	$ 7,659,231
Shares issued to shareholders in reinvestment of dividends	2,314	55,035	14,996	328,854
Total issued	492,669	11,946,442	368,131	7,988,085
Shares redeemed	(529,573)	(13,394,671)	(431,926)	(9,363,839)
Net decrease	(36,904)	$ (1,448,229)	(63,795)	$ (1,375,754)

5. Subsequent Events:
Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

At a shareholder meeting on August 25, 2011, shareholders of the Focus Value Fund approved the plan of reorganization discussedin Note 1.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 15

Report of Independent Registered Public Accounting Firm BlackRock Basic Value Fund, Inc.

To the Shareholders and Board of Directors
of BlackRock Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value Fund, Inc. (the “Fund”) as of June 30, 2011,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial high-
lights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Basic Value Fund, Inc. as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial high-
lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Boston, Massachusetts
August 25, 2011

Important Tax Information (unaudited)

The entire amount of the ordinary income distribution paid by BlackRock Basic Value Fund, Inc. during the fiscal year ended June 30, 2011 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

16 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Portfolio Information Master Basic Value LLC

As of June 30, 2011

Percent of
Long-Term
Ten Largest Equity Holdings	Investments
Microsoft Corp.	4%
JPMorgan Chase & Co.	4
Exxon Mobil Corp.	3
Pfizer, Inc.	3
Merck & Co., Inc.	3
Unilever NV - ADR	3
Citigroup, Inc.	3
MetLife, Inc.	3
General Electric Co.	2
Wells Fargo & Co.	2

Percent of
Long-Term
Investment Criteria	Investments
Above-Average Yield	40%
Below-Average Price/Earnings Ratio	22
Price-to-Earnings Per Share	14
Low Price-to-Book Value	13
Price-to-Cash Flow	9
Special Situations	2

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 17

Schedule of Investments June 30, 2011 Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Above-Average Yield* — 39.7%
Aerospace & Defense — 1.5%
Honeywell International, Inc.	1,206,400	$ 71,889,376
Capital Markets — 1.1%
The Bank of New York Mellon Corp.	2,022,500	51,816,450
Chemicals — 1.8%
E.I. du Pont de Nemours & Co.	1,628,700	88,031,235
Commercial Banks — 1.1%
U.S. Bancorp	1,968,000	50,203,680
Diversified Financial Services — 3.6%
JPMorgan Chase & Co.	4,167,100	170,601,074
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	2,293,200	72,029,412
Verizon Communications, Inc.	1,384,300	51,537,489
		123,566,901
Electric Utilities — 1.5%
The Southern Co.	1,819,300	73,463,334
Food Products — 0.5%
General Mills, Inc.	634,300	23,608,646
Industrial Conglomerates — 4.7%
General Electric Co.	6,304,600	118,904,756
Tyco International Ltd.	2,196,725	108,584,117
		227,488,873
Metals & Mining — 1.4%
Alcoa, Inc.	4,219,700	66,924,442
Multi-Utilities — 1.6%
Dominion Resources, Inc.	1,590,098	76,754,030
Oil, Gas & Consumable Fuels — 5.7%
Chevron Corp.	399,500	41,084,580
Exxon Mobil Corp.	1,779,000	144,775,020
Marathon Oil Corp.	1,705,800	89,861,544
		275,721,144
Pharmaceuticals — 8.7%
Bristol-Myers Squibb Co.	904,091	26,182,475
Eli Lilly & Co.	1,552,100	58,250,313
Johnson & Johnson	846,200	56,289,224
Merck & Co., Inc.	3,891,716	137,338,658
Pfizer, Inc.	6,833,570	140,771,542
		418,832,212
Software — 3.9%
Microsoft Corp.	7,132,400	185,442,400
Total Above-Average Yield		1,904,343,797

Common Stocks	Shares	Value
Below-Average Price/Earnings Ratio* — 21.8%
Aerospace & Defense — 0.9%
Northrop Grumman Corp.	646,900	$ 44,862,515
Capital Markets — 0.5%
Morgan Stanley	1,045,800	24,063,858
Diversified Financial Services — 4.1%
Bank of America Corp.	5,464,314	$59,888,881
Citigroup, Inc.	3,259,050	135,706,842
		195,595,723
Energy Equipment & Services — 1.5%
Noble Corp.	1,836,800	72,388,288
Food Products — 2.8%
Unilever NV - ADR	4,141,300	136,041,705
Insurance — 7.7%
ACE Ltd.	1,133,300	74,593,806
MetLife, Inc.	2,934,540	128,738,270
Prudential Financial, Inc.	990,100	62,960,459
The Travelers Cos., Inc.	1,794,076	104,738,157
		371,030,692
Media — 1.9%
Viacom, Inc., Class B	1,780,700	90,815,700
Metals & Mining — 1.0%
Nucor Corp.	1,151,800	47,477,196
Oil, Gas & Consumable Fuels — 1.4%
Devon Energy Corp.	823,100	64,868,511
Total Below-Average Price/Earnings Ratio		1,047,144,188
Low Price-to-Book Value* — 12.7%
Aerospace & Defense — 0.8%
Raytheon Co.	785,094	39,136,936
Commercial Banks — 2.3%
Wells Fargo & Co.	4,029,600	113,070,576
Energy Equipment & Services — 1.0%
Halliburton Co.	968,600	49,398,600
Household Products — 1.2%
Kimberly-Clark Corp.	873,000	58,106,880
Insurance — 0.9%
Hartford Financial Services Group, Inc.	1,617,000	42,640,290
Media — 2.0%
Comcast Corp., Special Class A	3,055,600	74,037,188
Walt Disney Co.	550,000	21,472,000
		95,509,188
Metals & Mining — 1.1%
United States Steel Corp.	1,125,700	51,827,228
Semiconductors & Semiconductor Equipment — 3.4%
LSI Corp. (a)	14,172,415	100,907,595
Micron Technology, Inc. (a)	8,253,300	61,734,684
		162,642,279
Total Low Price-to-Book Value		612,331,977

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

18 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Schedule of Investments (continued) Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Price-to-Cash Flow* — 8.8%
Communications Equipment — 1.0%
Motorola Mobility Holdings, Inc. (a)	2,064,584	$ 45,503,431
Construction & Engineering — 1.4%
Jacobs Engineering Group, Inc. (a)	1,572,000	67,989,000
Food & Staples Retailing — 2.0%
CVS Caremark Corp.	694,200	26,088,036
The Kroger Co.	2,879,100	71,401,680
		97,489,716
IT Services — 1.0%
Western Union Co./The	2,450,800	49,089,524
Media — 1.3%
Time Warner, Inc.	1,681,566	61,158,556
Oil, Gas & Consumable Fuels — 2.1%
Hess Corp.	595,000	44,482,200
Newfield Exploration Co. (a)	73,600	5,006,272
Peabody Energy Corp.	849,900	50,067,609
		99,556,081
Total Price-to-Cash Flow		420,786,308
Price-to-Earnings Per Share* — 14.5%
Aerospace & Defense — 1.0%
Lockheed Martin Corp.	575,900	46,630,623
Airlines — 1.0%
Delta Air Lines, Inc. (a)	5,141,100	47,143,887
Automobiles — 1.3%
General Motors Co. (a)	2,080,900	63,176,124
Biotechnology — 1.6%
Amgen, Inc. (a)	1,314,400	76,695,240
Electronic Equipment, Instruments & Components — 1.7%
Corning, Inc.	4,533,000	82,273,950
Energy Equipment & Services — 1.1%
Ensco Plc	990,800	52,809,640
Food Products — 1.1%
Archer-Daniels-Midland Co.	1,742,900	52,548,435
Health Care Equipment & Supplies — 3.1%
Baxter International, Inc.	1,242,000	74,134,980
Medtronic, Inc.	1,973,900	76,054,367
		150,189,347
Health Care Providers & Services — 0.9%
Aetna, Inc.	1,021,200	45,024,708
Insurance — 1.7%
Aflac, Inc.	1,215,800	56,753,544
Lincoln National Corp.	841,700	23,980,033
		80,733,577
Total Price-to-Earnings Per Share		697,225,531

Common Stocks	Shares	Value
Special Situations* — 2.2%
IT Services — 2.2%
International Business Machines Corp.	619,400	$ 106,258,070
Total Investments (Cost — $3,615,844,573**) — 99.7%		4,788,089,871
Other Assets Less Liabilities — 0.3%		12,532,243
Net Assets — 100.0%		$4,800,622,114

* Classification is unaudited.
**The cost and unrealized appreciation (depreciation) of investments as of June
30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,675,759,749
Gross unrealized appreciation	$1,172,502,033
Gross unrealized depreciation	(60,171,911)
Net unrealized appreciation	$1,112,330,122

(a) Non-income producing security.
• Investments in companies considered to be an affiliate of the Master LLC during the year, for purposes of Section 2(a)(3) of the investment Company Act of
1940, as amended, were as follows:

	Shares/Beneficial	Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	June 30, 2010	Activity	June 30, 2011	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional
Class	—	—	—	$ 5,051
BlackRock
Liquidity
Series, LLC
Money Market
Series	$68,108,300 $(68,108,300)		—	$ 57,109

• For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by
Master LLC management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 19

Schedule of Investments (concluded) Master Basic Value LLC

• Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1—price quotations in active markets/exchanges for identical assets and liabilities
• Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities
(such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the fund’s own assumptions used in determining the fair value of investments and derivatives financial instruments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the
Master LLC’s perceived risk of investing in those securities.

For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	$4,788,089,871	—	—	$4,788,089,871

1 See above schedule of investments for values in each industry.

See Notes to Financial Statements.

20 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Statement of Assets and Liabilities	Master Basic Value LLC
June 30, 2011
Assets
Investments at value — unaffiliated (cost $3,615,844,573)	$ 4,788,089,871
Investments sold receivable	61,192,969
Dividends receivable	5,728,626
Interest receivable	555
Securities lending income receivable — affiliated	92,014
Prepaid expenses	117,762
Other assets	808,915
Total assets	4,856,030,712
Liabilities
Investments purchased payable	45,071,119
Withdrawals payable to investors	5,060,289
Bank overdraft	3,220,692
Investment advisory fees payable	1,582,635
Directors’ fees payable	93,381
Other affiliates payable	25,692
Other accrued expenses payable	354,790
Total liabilities	55,408,598
Net Assets	$ 4,800,622,114
Net Assets Consist of
Investors' capital	3,628,376,816
Net unrealized appreciation/depreciation	1,172,245,298
Net Assets	$ 4,800,622,114

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 21

Statement of Operations	Master Basic Value LLC
Year Ended June 30, 2011
Investment Income
Dividends — unaffiliated	$ 99,249,264
Foreign taxes withheld	(713,321)
Securities lending — affiliated	168,610
Dividends — affiliated	62,160
Total income	98,766,713
Expenses
Investment advisory	18,961,093
Accounting services	753,661
Custodian	189,563
Directors	96,381
Professional	33,534
Printing	8,217
Miscellaneous	102,918
Total expenses	20,145,367
Less fees waived by advisor	(25,999)
Total expenses after fees waived	20,119,368
Net investment income	78,647,345
Realized and Unrealized Gain
Net realized gain from investments	513,937,789
Net change in unrealized appreciation/depreciation on investments	534,992,254
Total realized and unrealized gain	1,048,930,043
Net Increase in Net Assets Resulting from Operations	$ 1,127,577,388

See Notes to Financial Statements.

22 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Statements of Changes in Net Assets	Master Basic Value LLC
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$ 78,647,345	$ 88,845,257
Net realized gain	513,937,789	123,852,530
Net change in unrealized appreciation/depreciation	534,992,254	343,869,161
Net increase in net assets resulting from operations	1,127,577,388	556,566,948
Capital Share Transactions
Proceeds from contributions	1,039,053,865	790,229,991
Value of withdrawals	(1,332,379,217)	(1,125,287,017)
Net decrease in net assets derived from capital transactions	(293,325,352)	(335,057,026)
Net Assets
Total increase in net assets	834,252,036	221,509,922
Beginning of year	3,966,370,078	3,744,860,156
End of year	$4,800,622,114	$3,966,370,078

Financial Highlights				Master Basic Value LLC
		Year Ended June 30,
	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	28.91%	14.40%	(23.55)%	(17.73)%	25.25%
Ratios to Average Net Assets
Total expenses	0.43%	0.43%	0.44%	0.43%	0.43%
Total expenses after fees waived	0.43%	0.43%	0.44%	0.43%	0.43%
Net investment income	1.69%	2.05%	2.69%	1.87%	1.74%
Supplemental Data
Net assets, end of period (000)	$ 4,800,622	$ 3,966,370	$ 3,744,860	$ 5,846,705	$ 8,510,263
Portfolio turnover	64%	48%	38%	45%	31%

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 23

Notes to Financial Statements Master Basic Value LLC

1. Organization and Significant Accounting Policies:
Master Basic Value LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability
Company Agreement permits the Board of Directors of the Master LCC
(the “Board”) to issue non-transferable interests in the Master LLC, sub-
ject to certain limitations. The Master LLC’s financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transac-
tion between market participants at the measurement date. The Master
LLC fair values its financial instruments at market value using independ-
ent dealers or pricing services under policies approved by the Board.
Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if appli-
cable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.
Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Master LLC values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market
Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to
Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25%
of its investment daily, although the manager of the Money Market
Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transac-
tion. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Master LLC may lend securities to approved bor-
rowers, such as banks, brokers and other financial institutions. The bor-
rower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least
100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the
Master LLC on the next business day. Securities lending income, as dis-
closed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent.
During the term of the loan, the Master LLC earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gain-
ing access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash

24 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Notes to Financial Statements (continued) Master Basic Value LLC collateral received. During the year, the Master LLC accepted only cash collateral in connection with securities loaned.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master
LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the
Master LLC can satisfy the requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended.

The Master LLC files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended June 30, 2011. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be dis-
closed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLC’s financial statements and disclosures.

Other: Expenses directly related to the Master LLC are charged to the
Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of
Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:
The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank
PLC ("Barclays") are the largest stockholders of BlackRock, Inc.
("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Master LLC for 1940 Act purposes, but Barclays is not.

The Master LLC entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is respon-
sible for the management of the Master LLC's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the
Master LLC pays the Manager a monthly fee at the following annual rates of the Master LLC's average daily net assets:

Portion of Average Daily Value of Net Assets	Rate
Not exceeding $100 million	0.60%
In excess of $100 million, but not exceeding $200 million	0.50%
In excess of $200 million	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the
Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, Inc. (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the year ended June 30, 2011, the Master LLC reimbursed the
Manager $67,144 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the
Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 25

Notes to Financial Statements (concluded) Master Basic Value LLC collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Master LLC on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended June 30, 2011, BIM received $23,319 in securities lending agent fees related to securities lending activities for the Master LLC.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:
Purchases and sales of investments, excluding short-term securities for the year ended June 30, 2011, were $2,960,053,045 and
$3,203,304,588, respectively.

4. Borrowings:
The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Master LLC may borrow under the credit agreement to fund shareholder redemptions.
Effective November 2009, the credit agreement had the following terms:
0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October 31,
2009, a commitment fee of 0.10% per annum based on the Master
LLC's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Master
LLC pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2010. The Master LLC did not borrow under the credit agreement during the year ended June 30, 2011.

5. Concentration, Market and Credit Risk:
In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master
LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; con-
ditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the
Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those coun-
terparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of finan-
cial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC Statement of Assets and
Liabilities, less any collateral held by the Master LLC.

6. Subsequent Events:
Management has evaluated the impact of all subsequent events on the
Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjust-
ment or additional disclosure in the financial statements.

26 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Report of Independent Registered Public Accounting Firm Master Basic Value LLC

To the Investors and Board of Directors
of Master Basic Value LLC:

We have audited the accompanying statement of assets and liabilities of Master Basic Value LLC (the “Master LLC”), including the schedule of investments, as of June 30, 2011, and the related statement of opera-
tions for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opin-
ion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of express-
ing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of June 30,
2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of
Master Basic Value LLC as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 25, 2011

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Master Basic Value LLC (the “Master Fund”)
met on April 12, 2011 and May 10 — 11, 2011 to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master
Fund’s investment advisor. The Board of Directors of the Master Fund also considered the approval of the sub-advisory agreement (the “Sub-
Advisory Agreement”) between the Manager and BlackRock Investment
Management, LLC (the “Sub-Advisor”), with respect to the Master Fund.
The BlackRock Basic Value Fund, Inc. (the “Feeder Fund”) is a “feeder”
fund that invests all of its investable assets in the Master Fund.
Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement
with respect to the Master Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the
Sub-Advisory Agreement are referred to herein as the “Agreements.”
For simplicity, the Board of Directors of the Master Fund and the Board
of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board
The Board consists of thirteen individuals, ten of whom are not “inter-
ested persons” of the Master Fund or the Feeder Fund as defined in the
Investment Company Act of 1940, as amended (the “1940 Act”) (the
“Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board
Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an
Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight
Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight
Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board
Members. The Board also established an ad hoc committee, the
Joint Product Pricing Committee, which consisted of Independent
Board Members and directors/trustees of the boards of certain other
BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements
Pursuant to the 1940 Act, the Board is required to consider the continu-
ation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Fund and the Feeder
Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master
Fund, the Feeder Fund and their shareholders. Among the matters the
Board considered were: (a) investment performance for one-, three-
and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio man-
agers’ analysis of the reasons for any over performance or underperfor-
mance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder
Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Master Fund’s and/or the
Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective, poli-
cies and restrictions; (e) the Master Fund’s and the Feeder Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-invest-
ment management services provided by BlackRock and its affiliates;
(g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of broker-
age commissions and execution quality of portfolio transactions; (j)
BlackRock’s implementation of the Master Fund’s and/or the Feeder
Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m)
periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements
The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on fees and expenses of the Master Fund and the Feeder Fund, as applicable, and the investment performance of the

28 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Feeder Fund as compared with a peer group of funds as determined by
Lipper (collectively, “Peers”); (b) information on the profitability of the
Agreements to BlackRock and a discussion of fall-out benefits to
BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (f) sales and redemption data regarding the Feeder Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional informa-
tion. BlackRock responded to these requests with additional written information in advance of the May 10 — 11, 2011 Board meeting.

At an in-person meeting held on May 10 — 11, 2011, the Board of the
Master Fund, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Master Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2012. The Board of the Feeder
Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satis-
factory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d)
economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Fund and the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares, services related to the valuation and pricing of portfolio holdings of the Master Fund, direct and indirect benefits to BlackRock and its affiliates and significant share-
holders from their relationship with the Master Fund and the Feeder
Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Feeder Fund. Throughout the year, the Board compared the Feeder
Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any.
The Board met with BlackRock’s senior management personnel responsi-
ble for investment operations, including the senior investment officers.
The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing Master Fund performance and the Master Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Master Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management per-
sonnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates and significant shareholders provide the Master Fund and the Feeder Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder
Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing;
(iii) overseeing and coordinating the activities of other service providers;
(iv) organizing Board meetings and preparing the materials for such
Board meetings; (v) providing legal and compliance support; and (vi)
performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration,

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund
and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master
Fund and the Feeder Fund, as applicable. The Board noted that the
Master Fund’s investment results correspond directly to the investment results of the Feeder Fund. In preparation for the April 12, 2011 meet-
ing, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s perform-
ance. The Board also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Feeder Fund as compared to funds in the Feeder Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the
Master Fund and the Feeder Fund, as applicable, throughout the year.

The Board noted that the Feeder Fund ranked in the third, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of
the Services and Profits to be Realized by BlackRock and its Affiliates
from their Relationship with the Master Fund and the Feeder Fund:
The Board, including the Independent Board Members, reviewed the
Feeder Fund’s contractual management fee ratio compared with the other funds in the Feeder Fund’s Lipper category. It also compared the
Feeder Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Fund and the Feeder Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the
Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December
31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The
Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. The Board considered
BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data com-
paring BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s
and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by
BlackRock and its affiliates. As part of its analysis, the Board reviewed
BlackRock’s methodology in allocating its costs to the management of the Master Fund and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Feeder Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Feeder Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Feeder Fund’s contractual management fee ratio was reason-
able relative to the median contractual management fee ratio paid by the Feeder Fund’s peers. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the

30 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

fee ratio downward as the size of the Master Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase.
The Board also considered the extent to which the Master Fund and the
Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the
Master Fund and the Feeder Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the
Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Master Fund and the Feeder Fund, including for administrative, transfer agency, distribution and securities lending serv-
ices. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.
The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion
The Board of the Master Fund, including the Independent Board
Members, unanimously approved the continuation of the Advisory
Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board of the Master Fund considered the detailed review of BlackRock’s fee structure, as it applies to the Master Fund, conducted by the ad hoc
Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continu-
ation of the Agreements with respect to the Master Fund and found the
Agreements to be satisfactory. In arriving at its decision to approve the
Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent
Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the
Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 31

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund/Master LLC	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1]
Robert M. Hernandez	Chair of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	34 RICsconsisting of	ACE Limited
55 East 52nd Street	Board and	2007	Corporation (energy and steel business) from 1991 to 2001.	97 Portfolios	(insurance company);
New York, NY 10055	Director				Eastman Chemical
1944					Company (chemicals);
RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chair of	Since	Managing Director, FGW Associates (consulting and investment	34 RICs consisting of	Watson
55 East 52nd Street	the Board and	1998	company) since 1997; Director and Treasurer, Michael J. Fox	97 Portfolios	Pharmaceuticals, Inc.
New York, NY 10055	Director		Foundation for Parkinson’s Research since 2000; Director, BTG
1941			International Plc (medical technology commercialization company)
from 2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	34RICs consisting of	None
55 East 52nd Street		2007	1996 and Executive Vice President thereof from 1996 to 2003;	97 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	34 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	97 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	34 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2002	investment partnership) since 1979; Managing General Partner,	97 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Director, Lifestyle		Capital Southwest
1944			Family Fitness (fitness industry) since 2006; Director, IDology, Inc.		(financial)
(technology solutions) since 2006; Member of the Investment
Advisory Council of the Florida State Board of Administration from
2001 to 2007.
Honorable Stuart	Director	Since	Partner and Head of International Practice, Covington and	34 RICs consisting of	Alcatel-Lucent (tele-
E. Eizenstat		2007	Burling LLP (law firm) since 2001; International Advisory Board	97 Portfolios	communications);
55 East 52nd Street			Member, The Coca-Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10055			Member, Veracity Worldwide, LLC (risk management) since 2007;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International Advisory		UPS Corporation
			Board GML (energy) since 2003; Advisory Board Member, BT		(delivery service)
Americas (telecommunications) from 2004to 2010.
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	34 RICs consisting of	None
55 East 52nd Street		2007		97 Portfolios
New York, NY 10055
1957
John F. O’Brien	Director	Since	Chairman and Director, Woods Hole Oceanographic Institute	34 RICs consisting of	Cabot Corporation
55 East 52nd Street		2005	since 2009 and Trustee thereof from 2003 to 2009; Director,	97 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003; Director,		Corporation (auto
1943			ABIOMED from 1989 to 2006; Director, Ameresco,Inc.		parts manufacturing);
			(energy solutions company) from 2006 to 2007; Vice Chairman		TJX Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	34 RICs consisting of	None
55 East 52nd Street		2007	firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail)	97 Portfolios
New York, NY 10055			since 2000; Director, ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

32 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund/Master LLC	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Trustees[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Trustee,	34 RICs consisting of	None
55 East 52nd Street		2003	University of Wyoming Foundation since 2008; Director,	97 Portfolios
New York, NY 10055			Ruckelshaus Institute and Haub School of Natural Resources
1941			at the University of Wyoming from 2006 to 2008; Director,
The American Museum of Fly Fishing since 1997; Director,
The National Audubon Society from 1998 to 2005.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a Director for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy
BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart showscertain Directors as joining the Fund’s/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock
Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot,
2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.
Interested Trustees[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	165 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	291 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	34 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	97Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee onTrustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	165 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	291 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.
[3] Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc.
and its affiliates. Mr. Gabbay is an "interested person" of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 33

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund/Master LLC	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family
Resource Network (charitable foundation) since 2009.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.)Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the
55 East 52nd Street		2007	MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group
New York, NY 10055			from 2001 to 2006.
1970
Brian Kindelan	Chief Compliance	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007;Managing Director and Senior Counsel of
55 East 52nd Street	Officer and Anti-	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Money Laundering
1959	Officer
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor and	Custodian	Accounting Agent	Independent Registered	Address of the Fund
Administrator	The Bank of New York	State Street Bank	Public Accounting Firm	100 Bellevue Parkway
BlackRock Advisors, LLC	Mellon	and Trust Company	Deloitte & Touche LLP	Wilmington, DE 19809
Wilmington, DE 19809	New York, NY 10286	Boston, MA 02116	Boston, MA 02116

Sub-Advisor	Transfer Agent	Distributor	Legal Counsel
BlackRock Investment	BNY Mellon Investment	BlackRock Investments, LLC	Willkie Farr & Gallagher LLP
Management, LLC	Servicing (US) Inc.	New York, NY 10022	New York, NY 10019
Princeton, NJ 08540	Wilmington, DE 19809

34 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Additional Information

General Information

Electronic Delivery
Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:
Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:
Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:
1) Access the BlackRock website at
http://www.blackrock.com/edelivery
2) Select “eDelivery” under the “More Information” section
3) Log into your account

Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments
The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q. The Fund’s/Master LLC‘s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on
how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC‘s Forms
N-Q may also be obtained upon request and without charge by
calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record
Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800)
441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 35

Additional Information (continued)

Shareholder Privileges

Account Information
Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any busi-
ness day to get information about your account balances, recent transac-
tions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans
Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

36 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011 37

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock ACWI ex-US Index Fund		BlackRock Global Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock All-Cap Energy & Resources Portfolio		BlackRock Global SmallCap Fund		BlackRock Pacific Fund
BlackRock Asset Allocation Portfolio†		BlackRock Health Sciences Opportunities Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Balanced Capital Fund†		BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund		BlackRock Index Equity Portfolio		Opportunities Portfolio
BlackRock Capital Appreciation Fund		BlackRock India Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock China Fund		BlackRock International Fund		BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio		BlackRock International Index Fund		BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund		BlackRock International Opportunities Portfolio		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock EuroFund		BlackRock Large Cap Core Fund		BlackRock S&P 500 Index Fund
BlackRock Focus Growth Fund		BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Stock Fund
BlackRock Focus Value Fund		BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†		BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Dividend Income Portfolio		BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Dynamic Equity Fund		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Emerging Markets Fund		BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Growth Fund		BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund		BlackRock Income Portfolio†		BlackRock Strategic Income
BlackRock Core Bond Fund		BlackRock Inflation Protected Bond Portfolio		Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio		BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio		BlackRock Long Duration Bond Portfolio		BlackRock US Government Bond Fund
BlackRock GNMA Portfolio		BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Income Fund		BlackRock Multi-Sector Bond Portfolio		US Mortgage Portfolio
BlackRock High Yield Bond Portfolio
Municipal Bond Funds
BlackRock California Municipal Bond Fund		BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund		BlackRock New York Municipal Bond Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives,risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless
accompanied or preceded by the Fund’s current prospec-
tus. Past performance results shown in this report should
not be considered a representation of future performance.
Investment returns and principal value of shares will fluctu-
ate so that shares, when redeemed, may be worth more
or less than their original cost. Statements and other infor-
mation herein are as dated and are subject to change.
Please see the Fund’s prospectus for a description of
risks associated with global investments.

Item 2 – Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Basic	$7,000	$6,800	$7,000	$0	$12,350	$6,100	$0	$888
Value Fund, Inc.
Master Basic Value
LLC	$35,000	$34,000	$0	$0	$13,000	$9,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services includes tax compliance, tax advice and tax planning.

3 The nature of the services includes a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Basic Value Fund,
Inc.	$19,350	$17,765
Master Basic Value LLC	$13,000	$19,997

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrants’ Schedule of Investments is included as part of the Reports to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrants and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 2, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 2, 2011